Statement of Additional Information Supplement	May 5, 2017

Putnam High Yield Trust

Statement of Additional Information dated December 30, 2016

Effective immediately, the fundamental investment restrictions in the section INVESTMENT RESTRICTIONS are supplemented with the following:

(9) Issue any class of securities which is senior to the fund’s shares of beneficial interest, except for permitted borrowings.

Additionally, effective immediately, the non-fundamental investment policies subsection of the section INVESTMENT RESTRICTIONS is replaced in its entirety with the following:

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

(1) The fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c).

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

If, as a result of a change in values or net assets or other circumstances, greater than 15% of the fund’s net assets are invested in securities described in (a), (b) and (c) in non-fundamental policy (1) above, the fund will take such steps as are deemed advisable to protect the fund’s liquidity.

The fund has filed an election under Rule 18f-1 under the Investment Company Act of 1940 committing the fund to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of such fund's net assets measured as of the beginning of such 90-day period.

SAI supplement – 5/2017